UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

500 North Northeast Loop 323
Tyler, TX 75708
(Address of principal executive offices) (zip code)

(855) 266-4663
(Registrant’s telephone number, including area code)

______________________________________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

On July 8, 2014, we repaid the promissory note to Asher Enterprises, Inc. that, on January 6, 2014, we entered into in connection with a Securities Purchase Agreement, pursuant to which we sold to Asher a 8% Convertible Promissory Note in the original principal amount of $63,000 (the “Note”). We repaid the entire principal balance of the Note, plus accrued interest and a prepayment premium, in the amount of Eighty Four Thousand Four Hundred Dollars ($84,400.00).

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 (1)	Securities Purchase Agreement dated January 6, 2014

10.2 (1)	Convertible Promissory Note dated January 6, 2014

(1) Incorporated by reference from our Current Report on Form 8-K dated and filed with the Commission on January 10, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: July 10, 2014	By:	/s/ James Pakulis
	Name:	James Pakulis
	Its:	President and
Chief Executive Officer

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